Novel Coronavirus Pandemic	4 Months Ended
Sep. 30, 2022
Novel Coronavirus Pandemic [Abstract]
Novel Coronavirus Pandemic
8. NOVEL CORONAVIRUS PANDEMIC
The global outbreak of the novel coronavirus disease, known as
COVID-19,
has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. For instance, the suspension of operations of mines, refineries and vaults that extract, produce or store gold, restrictions on travel that delay or prevent the transportation of gold, and an increase in demand for gold may disrupt supply chains for gold, which could cause secondary market spreads to widen and compromise the Fund’s ability to purchase and sell gold bullion. The full impact of the
COVID-19
pandemic is unpredictable and may adversely affect the Fund’s performance.